IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                          IN AND FOR NEW CASTLE COUNTY


-----------------------------------------------------
                                                     )
TIM POOLER,                                          )
                  Plaintiff,                         )
         vs.                                         )
                                                     )     No. C.A. No. 16214NC
DONALD KENNEDY, KENNETH R. LYNN, ALLEN MISHER, BERT  )
FINGERHUT and CHARLES COHEN,                         )
                                                     )
                  Defendant,                         )
         And                                         )
                                                     )
CORTECH, INC.,                                       )
                  Nominal Defendant.                 )
                                                     )
                                                     )
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                    NOTICE OF PENDENCY OF DERIVATIVE ACTION,
                     ---------------------------------------
                    PROPOSED SETTLEMENT OF DERIVATIVE ACTION,
                    ----------------------------------------
                     SETTLEMENT HEARING AND RIGHT TO APPEAR
                     --------------------------------------

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF STOCK OF CORTECH, INC. ("CORTECH") OR THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS IN INTEREST, ASSIGNS OR TRANSFEREES, IMMEDIATE OR REMOTE AT ANY TIME BETWEEN DECEMBER 22, 1997 AND THE DATE HEREOF.

     PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE PROPOSED SETTLEMENT, OR FROM PURSUING THE SETTLED CLAIMS (DEFINED HEREIN).

     IF YOU HELD CORTECH STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.



                              I. PURPOSE OF NOTICE
                                 -----------------

         The purpose of this Notice is to inform you, pursuant to Rule 23.1 of the Court of Chancery of the State of Delaware in and for New Castle County (the "Court"), and Order of the Vice Chancellor of the Court dated February 15, 2000, in the above-captioned lawsuit (the "Lawsuit"), of the proposed settlement of the Lawsuit (the "Settlement") as provided for in the Stipulation and Agreement of Compromise, Settlement and Release of Derivative Claim and Dismissal of Class Claim as Moot (the "Stipulation") dated February 14, 2000 entered into by the parties to the Lawsuit, and to notify you of your right to participate in a hearing to be held on April 6, 2000, at 12:00 p.m., before the Court in the Kent County Courthouse, Dover, Delaware (the "Settlement Hearing") to determine whether the Court should approve the Settlement as fair, reasonable, adequate and in the best interests of Cortech and its shareholders and end the Lawsuit, to determine whether Plaintiff and his counsel have adequately represented the interests of Cortech and its shareholders in the Lawsuit, to approve dismissal with prejudice of the claim brought derivatively in the name of Cortech and the dismissal as moot of the claim on behalf of all Cortech stockholders, and to consider such other matters, including a request by Plaintiff's counsel for attorneys' fees and reimbursement of expenses.

     This Notice describes the rights you may have under the Settlement and what steps you may, but are not required to, take in relation to the Settlement.

     If the Court approves the Settlement, the parties will ask the Court at the Settlement Hearing to enter an Order and Final Judgment dismissing the Derivative Claim and the Lawsuit, brought on behalf of Cortech, with prejudice on the merits.

     THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT OF CHANCERY. IT IS BASED ON STATEMENTS OF THE PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE PARTIES.

                         II. BACKGROUND OF THE LAWSUIT
                             -------------------------

     The Lawsuit was brought by one stockholder ("Plaintiff") of Cortech, Inc. ("Cortech" or the "Company") as (i) a proposed class action on behalf of all Cortech stockholders and (ii) derivatively in the right of Cortech, against the members of Cortech's board of directors ("Defendants" or "defendant directors").

     The complaint initiating the Lawsuit was filed on February 27, 1998. The complaint relates to the announcement on or about December 22, 1997, that Cortech had signed a definitive merger agreement with BioStar, Inc. ("BioStar"), by which BioStar would become a wholly owned subsidiary of Cortech but whose stockholders would control as much as 60% of the combined equity. Plaintiff has not sought, and the Court has not entered, any order with respect to the request in the complaint that the case be certified by the Court as properly brought on behalf of all Cortech stockholders.

     The original complaint, which was filed as a class action claiming to be on behalf of all Cortech stockholders, alleged that entering into the BioStar transaction was a breach of the fiduciary duty of the Cortech directors and alleged that the Cortech directors failed to exercise their independent business judgment, failed to undertake measures designed to maximize stockholder value and requested a court order enjoining the directors from proceeding with a transaction which allegedly benefited the directors to the detriment of the Company and its stockholders. On or about May 7, 1998, Cortech announced that it and BioStar had mutually agreed to terminate the merger agreement.

     On May 19, 1998, Plaintiff filed an amended complaint. Count I of the amended complaint was brought derivatively in the name of Cortech seeking, inter alia, recovery of funds the individual defendants caused Cortech to expend in pursuing the failed BioStar transaction (the "Derivative Claim"). Count II of the amended complaint asserted class claims alleging, inter alia, that in the wake of the failed BioStar transaction, the individual defendants failed to undertake continuing efforts to maximize shareholder value (the "Class Claim").

     Thereafter, on or about July 21, 1998, four of the defendant directors voluntarily resigned from the board of directors. Earlier one of the Defendants resigned as CEO of Cortech. A contested election for the board of directors' positions occurred in the fall of 1998, pursuant to which new directors were elected and new management was appointed.

     In view of these developments, Plaintiff has determined that the principal claims in his complaint are moot--that is, that the principal relief sought, an injunction against the BioStar transaction and an injunction ordering the Cortech board of directors to pursue other transactions to maximize stockholder value--was achieved in light of the abandonment of the BioStar transaction and in light of the replacement of four of the defendant directors and the change of control. Thus, the relief sought by Plaintiff in this regard has been achieved without a court order. In light of the termination of the BioStar transaction and the change in the composition of the management and board of Cortech, Defendants do not contest the presumption afforded Plaintiff that matters alleged in the Lawsuit were a contributing factor to the changes at Cortech.

     In addition, Plaintiff's counsel and counsel for Defendants have conducted arm's length negotiations concerning a possible settlement of the derivative claim asserted by Plaintiff in the Lawsuit, which involves such matters as a claim for damages resulting from the cost of the advisors hired by Cortech to pursue the BioStar transaction and a request for appointment of a receiver to take charge of Cortech's assets. The parties have now agreed to a settlement of the derivative claim asserted by Plaintiff in the Lawsuit.

                              III. THE SETTLEMENT
                                   --------------

     On February 14, 2000, the parties to the Lawsuit executed the Stipulation providing for the Settlement of the Lawsuit. Pursuant to the terms of the Settlement a payment in the amount of two hundred thirty-five thousand dollars ($235,000) shall be made to Cortech on behalf of Defendants by Cortech's directors and officers insurance carrier.

                         IV. REASONS FOR THE SETTLEMENT
                             --------------------------

     In evaluating the Settlement of the derivative claim (Count I) and dismissal of the class claim (Count II) as moot as provided for in the Stipulation, Plaintiff and his counsel have considered: (i) the substantial benefits to Cortech and its stockholders from the Settlement and the other events described herein; (ii) the facts developed during the discovery process;
(iii) the attendant risks of continued litigation and the uncertainty of the outcome of the Lawsuit; (iv) the probability of success on the merits in the Lawsuit; (v) the desirability of permitting the Settlement to be consummated according to its terms; and (vi) the conclusion of Plaintiff and his counsel that the terms and conditions of the Settlement are fair, reasonable and adequate and that it is in the best interests of Cortech and its stockholders to settle the Lawsuit as set forth herein.

     Defendants have vigorously denied, and continue to deny, any wrongdoing or liability with respect to all claims, events and transactions complained of in the Lawsuit, deny that they engaged in any wrongdoing, deny that they committed any violation of law, deny that they breached any fiduciary duties, deny that they acted improperly in any way and deny liability of any kind to Plaintiff, Cortech or the shareholders of Cortech, but consider it desirable that the Lawsuit be settled and dismissed on the merits and with prejudice in order to
(i) avoid the substantial expense, inconvenience and distraction of continued litigation; (ii) dispose of potentially burdensome and protracted litigation; and (iii) finally put to rest and terminate the claims asserted in the Lawsuit.

                             V. SETTLEMENT HEARING
                                ------------------

         The Court has scheduled a Settlement Hearing which will be held in the Kent County Courthouse, on April 6, 2000, at 12:00 p.m., to determine whether:
(i) to approve the Settlement as fair, reasonable and adequate and in the best interests of Cortech and its shareholders; (ii) to dismiss the Lawsuit with prejudice, such that no plaintiff or shareholder of Cortech could sue on the Derivative Claim again; (iii) to approve the dismissal of the Class Claim as moot; (iv) Plaintiff and his counsel have adequately represented the interests of Cortech and its shareholders; and (v) if the Court approves the Settlement, the Court should grant the request of Plaintiff's counsel for attorneys' fees and the reimbursement of expenses in connection with the Lawsuit (see Section IX below).

     The Court has reserved the right to adjourn the Settlement Hearing from time to time by oral announcement at such hearing or at any adjournment thereof, without further notice of any kind. The Court has also reserved the right to approve the Settlement with or without modification, to enter an Order and Final Judgment, and to order the payment of attorneys' fees and expenses without further notice of any kind.

                         VI. RIGHT TO APPEAR AND OBJECT
                             --------------------------

     Any shareholder of Cortech who objects to the: (i) Settlement, (ii) the adequacy of representation by Plaintiff and his counsel; (iii) dismissal, (iv) judgments to be entered with respect thereto, and/or (v) Plaintiff's counsel's request for fees and reimbursement of costs and expenses in the Lawsuit, or (vi) who otherwise wishes to be heard, may appear in person or by their attorney at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that no person other than counsel for the named plaintiffs and defendants in the Lawsuit shall be heard and no papers, briefs, pleadings or other documents submitted by any such person shall be received and considered by the Court (unless the Court in its discretion shall thereafter otherwise direct, upon application of such person and for good cause shown), unless not later than ten (10) calendar days prior to the Settlement Hearing, a person wishing to appear and be heard files with the Register in Chancery: (i) a written notice of intention to appear, (ii) a statement of such person's objections to any matters before the Court, (iii) the grounds thereof or the reasons for such person's desiring to appear and be heard, as well as documents or writings such person desires the court to consider. Also, on or before the date of filing such papers, such person must serve them upon the following counsel of record:

  ROSENTHAL, MONHAIT, GROSS & GODDESS, P.A.  MORRIS NICHOLS, ARSHT & TUNNELL
  Joseph Rosenthal, Esq.                     Martin P. Tully, Esq.
  Suite 1401                                 1201 North Market Street
  Mellon Bank Center                         Wilmington, DE 19899
  Post Office Box 1070                       Attorneys for Individual Defendants
  Wilmington, DE 19899
  Attorneys for Plaintiff

  RICHARDS, LAYTON & FINGER, P.A.
  Gregory V. Varallo, Esq.
  One Rodney Square
  Post Office Box 551
  Wilmington, DE 19899
  Attorneys for Cortech

     Any shareholder who does not object to the settlement or the request by Plaintiff's counsel for an award of attorneys' fees or expenses need not do anything.

     Unless the Court otherwise directs, no person will be entitled to object to the approval of the Settlement, the judgments to be entered in the Lawsuit, or the award of attorneys' fees and expenses to Plaintiff's counsel, or otherwise to be heard, except by serving and filing written objections as described above.

     Any person who fails to object in the manner prescribed above will be deemed to have waived the right to object (including the right to appeal) and will be forever barred from raising such objection in this or any other action or proceeding.

                   VII. ORDER AND FINAL JUDGMENT OF THE COURT
                        -------------------------------------

     If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of Cortech and its shareholders, the parties will ask the Court to enter an Order and Final judgment, which will, among other things:

     1. approve the Settlement and adjudge the terms thereof to be fair, reasonable, adequate and in the best interests of Cortech and its shareholders, pursuant to Court of Chancery Rule 23.1;

     2. authorize and direct the performance of the Settlement in accordance with its terms and conditions;

     3. as to the Derivative Claim, dismiss the Lawsuit with prejudice on the merits and release Defendants, and each of them, and Defendants' Affiliates (defined below), from the Settled Claims (defined below); and

     4. dismiss the Class Claim as moot.

                                 VIII. RELEASE
                                       -------

     The Stipulation provides that, if the Settlement is approved by the Court, and in consideration of the benefits provided by the Settlement, the Lawsuit will be dismissed on the merits with prejudice as to each defendant and as against the named plaintiff, Cortech, and all other shareholders of Cortech with respect to the Derivative Claim and all Settled Claims (as defined below). Under the terms of the Settlement, any and all claims, rights, demands, suits, matters, issues or causes of action, whether known or unknown, liquidated or unliquidated, contingent or absolute, in law or equity, that have been, could have been, or in the future could be asserted by or against Cortech, by any shareholder of Cortech on its behalf, or by Plaintiff, either directly, representatively, derivatively, or in any other capacity, or by any of the Plaintiff's heirs, executors, administrators, successors and assignees against Donald Kennedy, Kenneth R. Lynn, Allen Misher, Bert Fingerhut and/or Charles Cohen, or their respective present or former agents, attorneys, advisors, accountants, trustees, financial advisors, commercial bank lenders, persons who provided fairness opinions, investment bankers, associates, representatives, affiliates, parents, subsidiaries (including the directors and officers of such affiliates, parents and subsidiaries), general partners, limited partners, partnerships, heirs, executors, personal representatives, estates, administrators, successors and assigns (collectively "Defendants' Affiliates"), whether under state or federal law, in connection with, or that arise out of, any claim that was or could have been brought in the Lawsuit, or that arise now or hereafter out of, or that relate in any way to, the Lawsuit, including without limitation, the definitive merger agreement with BioStar, the negotiation and consideration of the definitive merger agreement with BioStar, and any agreements and disclosures relating thereto, and any acts, facts, matters, transactions, occurrences, conduct or representations relating to or arising out of the subject matter referred to in the Lawsuit, and the fiduciary or disclosure obligations of any of the Defendants or Defendants' Affiliates with respect to any of the foregoing (whether or not such claim could have been asserted in the Lawsuit), shall be compromised, settled, released and dismissed with prejudice (the "Settled Claims").

                IX. APPLICATION FOR ATTORNEYS, FEES AND EXPENSES
                    --------------------------------------------

     If the Court approves the Settlement, Plaintiff's counsel intend to ask the Court for an award of attorneys' fees and expenses in an amount not to exceed one hundred sixty thousand dollars ($160,000). Defendants have agreed that they will not oppose such an application up to one hundred sixty thousand dollars ($160,000) and Cortech has agreed to pay, from the settlement proceeds, the fees and expenses actually awarded by the Court up to one hundred sixty thousand dollars ($160,000). Except as stated above, neither Cortech's directors and officers insurance carrier nor the Defendants, and each of them, have agreed to be liable for any fees or expenses of Plaintiff or the shareholders of Cortech in connection with the Lawsuit.

                    X. NOTICE TO PERSONS OR ENTITIES HOLDING
                       -------------------------------------
                          OWNERSHIP ON BEHALF OF OTHERS
                          -----------------------------


     Brokerage firms, banks and/or other persons or entities who held shares of Cortech stock for the benefit of others are directed promptly to send this Notice to all of their respective beneficial owners. Cortech will reimburse the record holders for the cost of forwarding this Notice to the beneficial owners. If additional copies of the Notice are needed for forwarding to such beneficial owners, any requests for such additional copies may be made to Cortech at the following address:

                                  Cortech, Inc
                         Attn: Mr. John W. Galuchie, Jr.
                                 376 Main Street
                                  P.O. Box 74
                             Bedminster, N.J. 07921

     In the alternative, record holders may forward the names and addresses of the shareholders to Cortech's transfer agent at the foregoing address who will cause the Notice to be sent.

                            XI. SCOPE OF THIS NOTICE
                                --------------------

     This Notice is not all_inclusive. The references in this Notice to the pleadings in the Lawsuit, the Stipulation and other papers and proceeding are only summaries and do not purport to be comprehensive. For the full details of the Lawsuit, the claims which have been asserted by the parties and the terms and conditions of the settlement, including a complete copy of the Stipulation, shareholders are referred to the Court files in the Lawsuit. You or your attorney may examine the Court files during regular business hours of each business day at the office of the Register in Chancery, Daniel L. Herrmann Courthouse, 1020 North King Street, Wilmington, Delaware 19801. Do not call the Court.


Dated: February 16, 2000
                                                     /s/ Dianne M. Kempsky
                                                     ---------------------
                                                      Register in Chancery